UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2007

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

 7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886
(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2007, Sonus Networks, Inc. (the “Registrant”) issued a press release reporting the filing of its Quarterly Reports on Form 10-Q for the second and third quarters of 2006 and the first quarter of 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1
Press release of Sonus Networks, Inc. dated August 2, 2007 reporting the filing of its Quarterly Reports on Form 10-Q for the second and third quarters of 2006 and the first quarter of 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007	Sonus Networks, Inc.

	By:	/s/ Charles J. Gray Charles J. Gray General Counsel

Exhibit Index

99.1
Press release of Sonus Networks, Inc. dated August 2, 2007 reporting the filing of its Quarterly Reports on Form 10-Q for the second and third quarters of 2006 and the first quarter of 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006.